UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 31, 2011

SECURE LUGGAGE SOLUTIONS INC.
(Exact name of registrant as specified in its charter)

Delaware	333-162518	68-0677444
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

2375 East Camelback Road, 5th Floor, Phoenix, Arizona	85016
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (602) 387-4035

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01	Regulation FD Disclosure

On March 31, 2011 our directors approved the adoption of the 2011 Stock Option Plan which permits our company to issue up to 3,000,000 shares of our common stock to directors, officers, employees and consultants of our company upon the exercise of stock options granted under the 2011 Plan.

Item 9.01	Financial Statements and Exhibits

10.1	2011 Stock Plan

10.2	Form of Stock Option Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SECURE LUGGAGE SOLUTIONS INC.

/s/ “Donald G. Bauer”
Donald G. Bauer
Chief Executive Officer

April 5, 2011